AEA Valuebuilder Variable Annuity NEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity Security Benefit Advisor Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated March 3, 2010
To Prospectus Dated May 1, 2009

Effective February 1, 2010, the name of the Rydex|SGI Equity subaccount and the Rydex|SGI Select 25 subaccount are being changed to the Rydex|SGI Large Cap Core subaccount and the Rydex|SGI Large Cap Concentrated Growth subaccount, respectively. All references to the Rydex|SGI Equity subaccount and the Rydex|SGI Select 25 subaccount in the Prospectus dated May 1, 2009, are hereby changed to reflect the new subaccount names effective on February 1, 2010.

Please Retain This Supplement For Future Reference